                                                                   EXHIBIT 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                   MEMORANDUM CONCERNING THE LICENSE AGREEMENT

THIS MEMORANDUM ("Memorandum") is made and entered into this 18th day of October, 2002 by and between Shionogi & Co., Ltd., a Japanese corporation ("Shionogi") and Peninsula Pharmaceuticals, Inc., a Delaware corporation ("Peninsula") concerning the License Agreement for S-4661 dated July 11, 2002 between the Parties hereto ("License Agreement") as follows;

ARTICLE 1 (DEFINITION)

Unless otherwise expressly provided herein, the capitalized terms wherever used in this Memorandum shall have the same meanings as ascribed to them in the License Agreement.

ARTICLE 2 (TARGET DATE)

The Parties agree to change the Target Date stipulated in Article 9.3 of the License Agreement to "December 31, 2002".

ARTICLE 3 (SUPPLY PRICE FOR CLINICAL SAMPLES)

The price for 500 mg strength Clinical Samples supplied to Peninsula under the License Agreement shall be at a price equal to [ * ] per vial ([ * ]/vial).

ARTICLE 4 (EFFECTIVE DATE)

This Memorandum shall be effective as of September 30, 2002 retroactively.

ARTICLE 5 (OTHER TERMS)

Except as supplemented herein, other terms and conditions provided in the License Agreement shall be kept unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be executed in duplicate by their duly authorized representatives as of the day and year first above written.

                                       1.

SHIONOGI & CO., LTD.                             PENINSULA PHARMACEUTICALS, INC.

/s/ Masaharu Mori                                /s/ Paul F. Truex
----------------------------------               -------------------------------
Masaharu Mori                                    Paul F. Truex
General Manager                                  President
International Business Division

Date: 11/06/2002                                 Date: 10/18/2002

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       2.